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                                                                  EXHIBIT 10.4.1

                              FIRST AMENDMENT TO
                       LOAN AGREEMENT AND LOAN DOCUMENTS
                       ---------------------------------

     THIS FIRST AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS ("Amendment") dated as of the 25th day of September, 1996, is made and entered into on the terms and conditions hereinafter set forth, by and between SOFTSENSE COMPUTER PRODUCTS, INC., a Georgia corporation ("Borrower"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation ("Lender").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Lender made a term loan to Borrower in the original principal amount of Three Million and No/100ths Dollars ($3,000,000.00) (the "Loan") on the terms and conditions set forth in that certain Loan Agreement dated as of June 28, 1996, by and between Lender and Borrower (as now or hereafter amended, the "Loan Agreement"); capitalized terms used herein but not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement; and

     WHEREAS, the Loan is further evidenced and secured by certain agreements, documents and instruments as more particularly described in the Loan Agreement and defined therein as the "Loan Documents"; and

     WHEREAS, Borrower desires to borrow from Lender and Lender desires to lend to Borrower One Million Five Hundred Thousand and No/100ths Dollars ($1,500,000.00) (the "Additional Loan"), all on the terms and conditions set forth in the Loan Agreement, secured and evidenced by among other things (a) a security interest in certain personal property granted pursuant to that certain Security Agreement dated as of June 28, 1996, by and between Lender and Borrower (the "Security Agreement"); and (b) a security interest in certain intellectual property granted pursuant to that certain Trademark and Patent Security Agreement dated as of June 28, 1996, by and between Lender and Borrower.

     WHEREAS, this Amendment shall amend the Loan Documents.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

     1. The second sentence of Section 1.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     The Loan shall be evidenced by (i) a promissory note (the "First Note") in the original principal amount of $3,000,000, substantially in the form of Exhibit A attached hereto and incorporated herein by this reference, dated June 28, 1996,
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     executed by Borrower in favor of Lender, and (ii) a promissory note (the
     "Second Note") in the original principal amount of $1,500,000, substantially in the form of Exhibit A attached to the Amendment and incorporated herein by this reference, of even date with the Amendment, executed by Borrower in favor of Lender (the First Note and the Second Note shall be referred to herein collectively as the "Note").

     2. The obligations of Borrower in connection with and/or relating to the Additional Loan are further evidenced and/or secured by the Loan Documents.

     3. Upon satisfaction of the conditions set forth in Section 9 hereof, Lender shall immediately disburse the proceeds of the Additional Loan to Borrower by wire transfer upon instructions therefor given to Lender.

     4. Borrower hereby represents and warrants to Lender that all of the representations made in Section 2.1 of the Loan Agreement are (i) now applicable to Borrower and (ii) true and correct as of the date hereof, except as modified or supplemented by Schedule A attached hereto and incorporated herein by this
                   ----------
reference.

     5. The covenants and agreements in Article III of the Loan Agreement shall remain in full force and effect.

     6. Borrower hereby represents and warrants to Lender that all representations regarding Borrower's location(s) set forth in Section 3(f) of the Security Agreement are true and correct as of the date hereof.

     7. Borrower shall pay to Lender a processing fee of $15,000 in connection with the Additional Loan.

     8. Borrower shall use the proceeds of the Additional Loan for working capital.

     9. The obligation of Lender to fund the Additional Loan on the date hereof is subject to Borrower's satisfaction of each of the following:

     (a) delivery to Lender of a Secured Promissory Note executed by Borrower, substantially in the form of Exhibit A attached hereto;

     (b) delivery to Lender of a Stock Purchase Warrant executed by Borrower, substantially in the form of Exhibit B attached hereto, together with a warrant valuation letter in form and substance acceptable to Lender;

     (c) delivery to Lender of an opinion of Smith, Gambrell & Russell, as Borrower's counsel, of even date herewith, in form and substance acceptable to Lender's counsel, Chambliss & Bahner; and

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     (d)  delivery to Lender of resolutions of Borrower, Board of Directors authorizing the Additional Loan, the issuance of the stock purchase warrant in connection therewith and the reservation of the shares to be issued in connection with such warrant.

     10. The terms "Loan Document" and "Loan Documents" as defined in the Loan Agreement are amended to include this Amendment and any and all other documents relating to the Loan or the Additional Loan (i) by and between Borrower or any other person or entity and Lender or (ii) executed by Borrower or any other person or entity in favor of Lender.

     11. Except as modified and amended hereby, the Loan Documents shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be executed by their duly authorized officers, as of the day and year first above written.

BORROWER:                                    LENDER:
------                                       ------

SOFTSENSE COMPUTER                          SIRROM CAPITAL CORPORATION,
PRODUCTS, INC.,                             a Tennessee corporation
a Georgia corporation


By: /s/ John Heyman                         By: /s/ Kathy Harris
   ------------------------------              ----------------------------
  Title:    VP/CFO                          Title: Vice President
        -------------------------                 -------------------------

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